UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 - December 31, 2020

Item 1. Report to Stockholders.

(a)

ASG
LISTED
NYSE

ALL STAR®
FUNDS

Annual Report | December 31, 2020

Liberty All-Star® Growth Fund

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Table of Distributions and Rights Offerings
9	Investment Growth
10	Major Stock Changes in the Quarter
11	Top 20 Holdings and Economic Sectors
12	Investment Managers/ Portfolio Characteristics
13	Manager Roundtable
18	Schedule of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Automatic Dividend Reinvestment and Direct Purchase Plan
42	Additional Information
43	Directors and Officers
49	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
54	Summary of Updated Information Regarding the Fund
59	Privacy Policy
61	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to receive paper copies of your shareholder reports or you may log into your Investor Center account at www.computershare.com/investor and change your communication preferences.

Liberty All-Star® Growth Fund	President's Letter
(Unaudited)

Fellow Shareholders:	February 2021

Despite a first quarter sell-off that saw stocks tumble into bear market territory and concerns over the COVID-19 virus that endured throughout the year, key equity benchmarks recorded good to exceptional gains in 2020. The S&P 500® Index returned 18.40 percent, the Dow Jones Industrial Average (DJIA) gained 9.72 percent and the technology-heavy NASDAQ Composite Index led the way with a return of 44.92 percent. All recorded multiple record highs throughout the year, including 33 by the S&P 500® alone.

Positive economic reports and solid corporate earnings propelled stocks upward as 2020 began. But early reports of a virus with potentially serious consequences for human health and, hence, equally serious implications for the global economy began to erode investor confidence and the S&P 500® and DJIA closed January moderately lower. As more became known, investors fled the markets en masse, leading to declines in the S&P 500® of 8.23 percent in February and 12.35 percent in March. Trading was highly volatile, as the DJIA recorded day-over-day swings of 2,000 points or more and the VIX, a measure of expected volatility in the S&P 500®, rose to a record of 82.69 in March (by comparison, in 2019 the VIX averaged 15.39).

In April the markets reversed course—dramatically—with the arrival of actions by Congress and the Federal Reserve to slash interest rates, boost liquidity and provide broad economic stimulus, including relief for consumers. Investors flocked to mega-cap tech stocks and those issues that stood to benefit from trends like working and shopping from home. The S&P 500® rose 12.82 percent for the month and went on to post gains in six of the remaining eight months of the year. By August, the S&P 500® had recouped all of its losses and reached a new record high—marking the fastest recovery in history from the depths of a bear market to the heights of an all-time high.

Stocks pushed higher through the first three weeks of the fourth quarter despite choppy trading that reflected good news—strong corporate earnings and the economy growing at an annualized rate of 33.4 percent in the third quarter, the fastest pace on record—offset by concerns over the coronavirus, a stimulus package that was stalled in Congress and uncertainties surrounding the upcoming presidential election.

The election itself was accompanied by strong upward moves in the market, even during the period after election day when the final outcome remained in doubt. The S&P 500® ended election week up 7.3 percent. Reports had Mr. Biden holding the lead in popular and electoral votes but with Republicans appearing to maintain control of the Senate investors felt that with power in Washington divided major policy shifts were unlikely to be enacted. On the heels of the election came news from Pfizer and BioNTech that their COVID-19 vaccine candidate proved to be 95 percent effective in phase 3 clinical trials. The news drove the S&P 500® and the DJIA higher but saw the NASDAQ Composite decline, reflecting a belief that pandemic relief would most benefit companies hardest-hit by the virus. Prospects of a vaccine fueled a rotation into cyclical and value style stocks as well as small-cap issues. At mid-month stocks rallied again on news that a second COVID-19 vaccine, from Moderna, proved to be more than 94 percent effective in phase 3 trials.

Annual Report | December 31, 2020	1

Liberty All-Star® Growth Fund	President's Letter
(Unaudited)

November saw the Russell 2000® Index—a widely followed barometer of small-cap performance— advance 18.43 percent and post its biggest monthly gain since the inception of that index more than 40 years ago. The index far outpaced larger-cap indices although the DJIA traded above 30000 for the first time ever. After the strong November, markets were once again choppy in December. News of the first doses of the Pfizer/BioNTech vaccine shipping to healthcare providers and Congress approving a $900 billion financial rescue package were offset by a surge in coronavirus cases across the country and weak economic reports.

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund posted strong returns in 2020. The Fund returned 42.42 percent with shares valued at net asset value (NAV) with dividends reinvested and 39.37 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s NAV return kept pace with its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, which returned 42.83 percent, and exceeded the passive Russell Growth Benchmark by 5.90 percentage points. The NAV and market price return on Fund shares (with dividends reinvested) were ahead of returns posted by the S&P 500® and the DJIA and trailed only the exceptionally strong 44.92 percent return of the NASDAQ Composite.

The Fund finished 2020 with a strong fourth quarter, returning 18.60 percent with shares valued at NAV with dividends reinvested and 19.30 percent with shares valued at market price with dividends reinvested. For the same period, the Lipper benchmark returned 14.61 percent. The Fund’s return also exceeded those of the S&P 500®, the DJIA and the NASDAQ Composite.

Analyzing growth stocks by market capitalization shows that returns in 2020 were more equal than they have been in recent years, particularly for small-cap stocks. The latter, measured by the Russell 2000® Growth Index, returned 34.63 percent while the large-cap Russell 1000® Growth Index returned 38.49 percent—a difference of 3.86 percentage points. Last year, the spread was 7.91 percentage points. The Russell Midcap® Growth Index also performed well, returning 35.59 percent.

Fund shares traded at a premium to their underlying NAV that ranged from 1.0 percent to 13.2 percent in the fourth quarter; by comparison the range in the third quarter was a -2.6 percent discount to a 9.2 percent premium. For the year, the range went from a -9.5 percent discount to a 13.2 percent premium.

In the fourth quarter the Fund paid its regular quarterly distribution based on the Fund’s distribution policy, which was $0.12 per share, plus a one-time year-end distribution of $0.14 for a total of $0.26. The additional amount was based on the Fund’s realized capital gains and was the amount necessary to fulfill the Fund’s excise distribution requirement to avoid paying an excise tax.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter
(Unaudited)

With this distribution, the total distributed to shareholders since 1997, when the distribution policy commenced, increased to $14.98 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

One of the key principles on which the Fund was founded is multi-management, or the practice of allocating the Fund’s assets to carefully selected growth style managers investing across the capitalization spectrum of large-, mid- and small-cap growth stocks. Thus, we are once again offering insights into the managers’ thinking through our annual Manager Roundtable and invite shareholders to read the managers’ comments beginning on page 13.

We are pleased with the Fund’s fine performance in the exceptionally challenging environment that 2020 presented. Of greater significance, the Fund has outperformed its Lipper benchmark and Russell Growth Benchmark for the trailing three-, five- and 10-year periods. We thank shareholders for supporting the Fund and pledge our best efforts to maintain our record, consistent with prudent management, as we go forward.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

Annual Report | December 31, 2020	3

Liberty All-Star® Growth Fund	President's Letter
(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDED DECEMBER 31, 2020

FUND STATISTICS:
Net Asset Value (NAV)	$7.98
Market Price	$8.20
Premium	2.8%

	Quarter	2020
Distributions*	$0.26	$0.63
Market Price Trading Range	$7.03 to $8.94	$3.90 to $8.94
Premium/(Discount) Range	1.0% to 13.2%	-9.5% to 13.2%

PERFORMANCE:
Shares Valued at NAV with Dividends Reinvested	18.60%	42.42%
Shares Valued at Market Price with Dividends Reinvested	19.30%	39.37%
Dow Jones Industrial Average	10.73%	9.72%
Lipper Multi-Cap Growth Mutual Fund Average	14.61%	42.83%
NASDAQ Composite Index	15.63%	44.92%
Russell Growth Benchmark	19.48%	36.52%
S&P 500® Index	12.15%	18.40%

*	All 2020 distributions consist of ordinary dividends and long-term capital gains. The fourth quarter distribution of $0.26 includes $0.12 to fulfill the Fund’s excise distribution requirement to avoid paying an excise tax. A breakdown of each 2020 distribution for federal income tax purposes can be found in the table on page 42.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter
(Unaudited)

ANNUALIZED RATES OF RETURN
LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS PERIODS ENDED DECEMBER 31, 2020	3 YEARS	5 YEARS	10 YEARS

LIBERTY ALL-STAR® GROWTH FUND, INC.

Distributions	$1.55	$2.33	$4.28
Shares Valued at NAV with Dividends Reinvested	24.19%	20.87%	15.75%
Shares Valued at Market Price with Dividends Reinvested	26.29%	23.63%	16.91%
Dow Jones Industrial Average	9.90%	14.65%	12.97%
Lipper Multi-Cap Growth Mutual Fund Average	21.79%	18.84%	15.13%
NASDAQ Composite Index	24.39%	22.12%	18.46%
Russell Growth Benchmark	20.13%	18.91%	15.51%
S&P 500® Index	14.18%	15.22%	13.88%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 61.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2020	5

Liberty All-Star® Growth Fund	Unique Fund Attributes
(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Unique Fund Attributes
(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace the managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 8 percent of the Fund’s net asset value (paid quarterly at 2 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2020	7

Liberty All-Star® Growth Fund	Table of Distributions and Rights Offerings

(Unaudited)

			RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
Total	$14.98

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2020. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1997.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $25,060 (including the December 31, 2020 value of the original investment of $8,865, plus distributions during the period of $16,195).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $88,077.

The additional value realized by exercising all primary rights in the Fund’s rights offerings. The value of the investment under this scenario grew to $166,833 excluding the cost to exercise all primary rights in the rights offerings which was $52,121.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | December 31, 2020	9

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

December 31, 2020 (Unaudited)

The following are the major ($1 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2020.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/20
PURCHASES

American Express Co.	17,615	17,615
Core Laboratories NV	36,794	91,664
Entegris, Inc.	31,000	31,000
Floor & Decor Holdings, Inc.	27,500	27,500
Masco Corp.	50,000	50,000
MSCI, Inc.	5,257	5,257
Natera, Inc.	16,142	56,925
Ollie's Bargain Outlet Holdings, Inc.	17,093	59,870
Regeneron Pharmaceuticals, Inc.	1,966	5,319
salesforce.com, Inc.	5,477	18,815
StepStone Group, Inc.	41,616	79,169
Upstart Holdings, Inc.	51,410	51,410
Walt Disney Co.	12,307	12,307

SALES

Alphabet, Inc.	(715)	2,075
Becton Dickinson and Co.	(11,165)	0
Ecolab, Inc.	(13,942)	0
Etsy, Inc.	(9,000)	18,500
Generac Holdings, Inc.	(5,500)	14,000
HD Supply Holdings, Inc.	(60,000)	0
HubSpot, Inc.	(8,216)	0
Insulet Corp.	(19,182)	0
Lennox International, Inc.	(8,500)	0
Pluralsight, Inc.	(65,943)	0
Varian Medical Systems, Inc.	(15,000)	0
Xilinx, Inc.	(28,307)	0

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings and Economic Sectors

December 31, 2020 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Chegg, Inc.	2.21%
Progyny, Inc.	2.16
Paylocity Holding Corp.	1.90
FirstService Corp.	1.88
Nevro Corp.	1.86
Natera, Inc.	1.68
Amazon.com, Inc.	1.58
Visa, Inc.	1.57
Microsoft Corp.	1.55
UnitedHealth Group, Inc.	1.45
Ollie's Bargain Outlet Holdings, Inc.	1.45
ACADIA Pharmaceuticals, Inc.	1.38
Casella Waste Systems, Inc.	1.36
FleetCor Technologies, Inc.	1.32
Facebook, Inc.	1.31
Abbott Laboratories	1.28
Yum! Brands, Inc.	1.27
PayPal Holdings, Inc.	1.27
Everbridge, Inc.	1.25
salesforce.com, Inc.	1.24
30.97%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	29.81%
Health Care	24.46
Consumer Discretionary	13.38
Industrials	11.21
Financials	7.44
Communication Services	4.47
Real Estate	3.44
Materials	1.92
Consumer Staples	1.88
Energy	0.72
Other Net Assets	1.27
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2020	11

Liberty All-Star® Growth Fund	Investment Managers/Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 61 for a description of these indices.

				MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2020				SMALL		LARGE

	RUSSELL GROWTH:
	Smallcap Index	Midcap Index	Largecap Index	Weatherbie	Congress	Sustainable	Total Fund
Number of Holdings	1,128	347	453	50	40	29	119
Weighted Average Market Capitalization (billions)	$4.1	$24.9	$722.8	$6.0	$18.6	$364.8	$123.1
Average Five-Year Earnings Per Share Growth	11%	19%	19%	17%	19%	19%	19%
Average Five-Year Sales Per Share Growth	9%	13%	15%	15%	11%	12%	13%
Price/Earnings Ratio*	32x	41x	40x	64x	36x	43x	43x
Price/Book Value Ratio	5.9x	11.7x	12.7x	9.1x	7.2x	9.4x	8.5x

*	Excludes negative earnings.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

A tumultuous 2020 saw the S&P 500® Index and other benchmarks go from bear market to record highs in the span of a few months. For the Fund’s investment managers, it was a year that proved the value of staying on course and adhering to their style, strategy and investment process.

Liberty All-Star Growth Fund’s three investment managers have long experience, in-depth knowledge, proven track records and a commitment to growth style investing. After a year without equal in the memory of many investors, this experience and commitment proved invaluable in navigating through a volatile investment environment. Once again, we are grateful to be able to call upon this resource to provide Fund shareholders with timely commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective capitalization ranges are:

CONGRESS ASSET MANAGEMENT COMPANY, LLP

Portfolio Manager/Todd Solomon, CFA

Senior Vice President/Portfolio Manager

Capitalization Focus/Mid-Cap Growth—Congress Asset Management’s mid-cap growth strategy focuses on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Kishore D. Rao

Principal and Portfolio Manager

Capitalization Focus/Large-Cap Growth—Sustainable focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

WEATHERBIE CAPITAL, LLC

Portfolio Manager/Matthew A. Weatherbie, CFA

President and Founder

Capitalization Focus/Small-Cap Growth—Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

From the perspective of your style and strategy, what had the most impact on your portfolio in 2020? Many investors would say it was COVID-19. But while considering macro factors to varying degrees in their investment process, Liberty All-Star Growth Fund managers generally build their portfolios bottom-up based on company fundamentals. For you, there may have been another less visible influencer—or influencers—that impacted portfolio performance.

Annual Report | December 31, 2020	13

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Matt Weatherbie, small-cap stocks were resurgent in 2020, so let us turn to you to begin.

Weatherbie (Weatherbie – Small-Cap Growth): During the sharp market downturn prompted by COVID-19 in February and March one institutional client asked, “How are you changing your playbook in response to this?” My reply was that “the team is not changing its ‘playbook’ in any way—we are relying on it.” This characterizes the year for the portfolio as the team has always sought to identify what we believe are the 50 highest quality smaller growth companies in America.

Prior to COVID-19, positions like EPAM Systems, Inc. (EPAM), Casella Waste Systems, Inc. (CWST), Chegg, Inc. (CHGG) or Wayfair Inc. (W) performed well, held up during the first quarter downturn and accelerated during the market rebound. Just as we have across our 25-year history, Weatherbie Capital invested in some great companies during 2020—with exceptional management teams performing well operationally—and we built a diversified, balanced portfolio.

Todd, mid-cap growth stocks also turned in a strong year, so let us hear from you.

Solomon (Congress – Mid-Cap Growth): Congress Asset Management constructs diversified “growth at a reasonable risk” portfolios. For most of 2020, these characteristics proved to be headwinds. While there was a short time in February that the market rewarded solid balance sheets and other quality characteristics, the winners for the rest of the year were concentrated in nonearner, high beta and low return on equity, many in the technology and health care buckets. We have managed our portfolios through such times before and remained steadfast in our philosophy and process. Despite these headwinds, the portfolio was a beneficiary of M&A activity, as two portfolio holdings were acquired at significant premiums to their market capitalization during the year.

“We have managed our portfolios through times like 2020 before and remain steadfast in our philosophy and process.”

—Todd Solomon

(Congress – Mid-Cap Growth)

Kishore, large-cap stocks have led the way in recent years and performed well again in 2020. How did Sustainable steer its way through the year?

Rao (Sustainable – Large-Cap Growth): The large rise in market volatility associated with the uncertainty and economic dislocations generated by the COVID-19 pandemic created many opportunities for long-term investors who had done their research and were able to look through the short-term issues and high emotions to leverage a longer-term perspective and take advantage of opportunities in some great businesses. We were able to buy some attractive growth businesses early in the year on weakness then trim and sell stocks that rebounded strongly in the summer and fall. While turnover in the portfolio has averaged about 35 percent over time, this year our turnover approximated 51 percent due to accentuated market movements and our ability to capitalize upon them.

The S&P 500® Index increased 18.40 percent in 2020. But the median stock in the index was ahead just 8.66 percent, indicating how narrow the stock market’s advance was. Other disparities have existed as well: the outperformance of growth over value and large-cap outperforming small/mid-cap. In recent months, however, there has been a shift toward value stocks and small/mid-caps, narrowing the performance gap. What do you see in the coming year for market breadth, growth v. value and large-cap relative to small/mid-cap? Kishore, we’ll stay with you.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Rao (Sustainable – Large-Cap Growth): Our focus is on identifying high quality companies with above average predictable and sustainable growth and then purchasing them at attractive cash flow-based valuations. How the market is going to reward certain attributes or styles in the short term is an impossible thing to predict. It would not be surprising to see sections of the market that failed to participate in 2020’s strength catch-up in 2021 should the economic dislocations of this year begin to correct and the COVID-19 pandemic wind down as the vaccinations become more widely available globally. However, we do not see the ingredients in place to support a sustained change in market leadership given the low level of inflation, huge amounts of excess capacity and long-term demographic trends.

“Uncertainty and economic dislocations generated by the pandemic created many opportunities for long-term investors who had done their research.”

—Kishore Rao

(Sustainable – Large-Cap Growth)

Matt, how does Weatherbie see these trends as we move ahead?

Weatherbie (Weatherbie – Small-Cap Growth): With the early November announcement of two efficacious vaccines for COVID-19, U.S. markets saw a rebound among lower quality stocks, many with high levels of debt. Despite this our 50 portfolio holdings performed in line and outperformed across the remainder of the fourth quarter. As mentioned previously, we believe our portfolio is well-balanced—for example our financial and banking stocks did particularly well after mid-year underperformance.

Looking ahead to 2021 we will continue to seek smaller growth companies that meet all of our six criteria for growth and quality. As the vaccines are rolled out and the pandemic restrictions ease, we expect several holdings to potentially do well. Examples include medical device companies associated with temporarily suspended surgical procedures and artificial intelligence-enabled speech recognition technology for the auto industry. We seek innovative, exciting small companies with strong earnings projections, capable management and a significant competitive advantage.

Todd, what is Congress’ perspective?

Solomon (Congress – Mid-Cap Growth): We would expect to see market breadth continue to improve with sectors besides technology and health care showing solid gains. Growth rates in 2021 may be higher for those companies disrupted most by COVID-19 as we approach the anniversary of the greatest impact. Those companies that maintained financial discipline and have reasonable valuations are attractive investments for long-term investors.

Some stocks were clear beneficiaries of COVID-19 in 2020, e.g., the stay-at-home trade. What is a stock in the portion of the Liberty All-Star Growth Fund that you manage that produced good returns without being a direct beneficiary of the pandemic? Todd, start us off, please.

Annual Report | December 31, 2020	15

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Solomon (Congress – Mid-Cap Growth): Despite the severe disruptions in the employment market and low interest rates, Paycom (PAYC) performed admirably. The company faced challenges of lower number of employees on client systems, bankruptcies and closures of clients, and lower income from interest on the carried cash balances. Management was able to offset this with strong performance of its sales teams, which were able to bring in new customers while transitioning to a fully remote business development process. Further, they were moving into new corporate headquarters during the year.

Kishore, what’s a holding that worked for Sustainable?

Rao (Sustainable – Large-Cap Growth): Ball Corp. (BLL) is the leader in the production of recyclable aluminum containers for use by the beverage and other industries that are switching from plastics. Today approximately 70 percent of new beverages in the U.S. are bottled in aluminum cans whereas five years ago it was about 30 percent. Ball is in an excellent position to capitalize on this trend.

Round it out for us, please, Matt.

Weatherbie (Weatherbie – Small-Cap Growth): An example of a stock in the portfolio that had good returns across the year with little impact from the stay-at-home trade is SiteOne Landscape Supply, Inc. (SITE). Recall that we look for quality growth companies in unexpected places like seemingly mundane services companies. SiteOne—a superb example—engages in the distribution of commercial and residential landscape supplies. Its products include outdoor lighting, nursery, landscape supplies, fertilizers, turf protection products, grass seed, turf care equipment and golf course accessories for green industry professionals. Across the year SiteOne saw steady demand for its best-in-class delivery of landscape supplies to construction sites. During the first quarter the stock did pull back with the rest of the market—but fundamentals remained solid and demonstrated improving control of inventory and pricing as well as better supply chain technology. Outdoor landscaping was uninterrupted—especially in the southern U.S.—and SiteOne’s stock rose about 70 percent for the year.

“The team has always sought to identify what we believe are the 50 highest quality smaller growth companies in America.”

—Matt Weatherbie

(Weatherbie – Small-Cap Growth)

Let’s close with a look ahead: What is a stock in the portion of the Liberty All-Star Growth Fund that you manage that you feel is well positioned for 2021 and why? Let’s go down the capitalization range large to small.

Rao (Sustainable – Large-Cap Growth): Intuitive Surgical (ISRG) is the leader in robotic surgeries, which result in lower costs and better outcomes for patients. The pandemic delayed many procedures from taking place in 2020 and we expect they’ll occur in 2021. Additionally, more procedures are being approved for robotic surgery, paving an attractive runway for growth in a cost-focused health care environment.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Solomon (Congress – Mid-Cap Growth): Cooper Companies (COO), a provider of contact lenses and surgical products, will benefit as people begin to leave the house more. With Zoom calls and fewer social engagements, use of contact lenses fell in favor of wearing glasses. Non-critical surgeries were postponed as patients rued going to a hospital and facilities that were repurposed for COVID-19 treatment.

Weatherbie (Weatherbie – Small-Cap Growth): The Weatherbie team feels the portfolio is well positioned for 2021. One stock that we believe is poised to do well is Cerence Inc. (CRNC). CRNC is a business-to-business (B2B) provider of voice recognition software to the auto industry, having spun out of Nuance Communications in October 2019. We believe the stock has the potential to perform well over the medium-term due to its revenue growth, coupled with an expanding multiple as the market recognizes its strong competitive position and durable growth. Cerence is strategically aligned with its blue-chip OEM customers, including BMW, Toyota, Ford, Tata, Subaru and many others as the company seeks to provide a customized user experience. It is well positioned with respect to the continued adoption of artificial intelligence-powered voice assistants.

Many thanks for sharing your thinking. The term “2020” implies clarity of vision. That definition was put to the test in a year that was notable for how foggy it was. Your comments certainly underscore the value of discipline in an extraordinary investment environment.

Annual Report | December 31, 2020	17

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (98.73%)
COMMUNICATION SERVICES (4.47%)
Entertainment (1.46%)
Take-Two Interactive Software, Inc.(a)	13,000	$2,701,270
Walt Disney Co.(a)	12,307	2,229,782
		4,931,052
Interactive Media & Services (3.01%)
Alphabet, Inc., Class C(a)	2,075	3,635,151
Facebook, Inc., Class A(a)	16,225	4,432,021
Match Group, Inc.(a)	13,907	2,102,600
		10,169,772
CONSUMER DISCRETIONARY (13.38%)
Distributors (0.99%)
Pool Corp.	9,000	3,352,500

Diversified Consumer Services (2.21%)
Chegg, Inc.(a)	82,605	7,461,709

Hotels, Restaurants & Leisure (2.43%)
Planet Fitness, Inc., Class A(a)	38,031	2,952,347
Wingstop, Inc.	7,410	982,195
Yum! Brands, Inc.	39,546	4,293,114
		8,227,656
Internet & Direct Marketing Retail (2.55%)
Amazon.com, Inc.(a)	1,642	5,347,879
Etsy, Inc.(a)	18,500	3,291,335
		8,639,214
Multiline Retail (1.45%)
Ollie's Bargain Outlet Holdings, Inc.(a)	59,870	4,895,570

Specialty Retail (2.54%)
Burlington Stores, Inc.(a)	9,500	2,484,725
Floor & Decor Holdings, Inc., Class A(a)	27,500	2,553,375
Williams-Sonoma, Inc.	35,000	3,564,400
		8,602,500
Textiles, Apparel & Luxury Goods (1.21%)
Canada Goose Holdings, Inc.(a)(b)	9,834	292,758
NIKE, Inc., Class B	26,776	3,788,001
		4,080,759
CONSUMER STAPLES (1.88%)
Food Products (1.23%)
Lamb Weston Holdings, Inc.	25,000	1,968,500

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food Products (continued)
McCormick & Co., Inc.	23,000	$2,198,800
		4,167,300
Household Products (0.65%)
Church & Dwight Co., Inc.	25,000	2,180,750

ENERGY (0.72%)
Energy Equipment & Services (0.72%)
Core Laboratories NV	91,664	2,430,013

FINANCIALS (7.44%)
Banks (1.77%)
First Republic Bank	18,000	2,644,740
Signature Bank	24,753	3,348,834
		5,993,574
Capital Markets (3.22%)
Hamilton Lane, Inc., Class A	37,256	2,907,831
MSCI, Inc.	5,257	2,347,408
Raymond James Financial, Inc.	26,000	2,487,420
StepStone Group, Inc.(a)	79,169	3,150,926
		10,893,585
Consumer Finance (1.47%)
American Express Co.	17,615	2,129,830
LendingTree, Inc.(a)	2,706	740,876
Upstart Holdings, Inc.(a)(b)	51,410	2,094,957
		4,965,663
Insurance (0.80%)
eHealth, Inc.(a)	6,505	459,318
Goosehead Insurance, Inc., Class A	17,925	2,236,323
		2,695,641
Thrifts & Mortgage Finance (0.18%)
Axos Financial, Inc.(a)	16,144	605,884

HEALTH CARE (24.46%)
Biotechnology (4.97%)
ACADIA Pharmaceuticals, Inc.(a)	87,066	4,654,548
Natera, Inc.(a)	56,925	5,665,176
Neurocrine Biosciences, Inc.(a)	16,000	1,533,600
Puma Biotechnology, Inc.(a)	133,356	1,368,233
Regeneron Pharmaceuticals, Inc.(a)	5,319	2,569,662
Ultragenyx Pharmaceutical, Inc.(a)	7,435	1,029,227
		16,820,446

See Notes to Financial Statements.

Annual Report | December 31, 2020	19

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (8.74%)
Abbott Laboratories	39,523	$4,327,373
BioLife Solutions Inc(a)	1,221	48,706
Cooper Cos., Inc.	6,000	2,179,920
Danaher Corp.	14,146	3,142,392
Eargo, Inc.(a)	17,740	795,107
Glaukos Corp.(a)	18,068	1,359,798
Intuitive Surgical, Inc.(a)	3,235	2,646,553
Nevro Corp.(a)	36,285	6,280,934
ResMed, Inc.	13,000	2,763,280
Silk Road Medical, Inc.(a)	13,023	820,189
STERIS PLC	12,500	2,369,250
West Pharmaceutical Services, Inc.	10,000	2,833,100
		29,566,602
Health Care Providers & Services (4.55%)
PetIQ, Inc.(a)(b)	50,027	1,923,538
Progyny, Inc.(a)	172,166	7,298,117
UnitedHealth Group, Inc.	13,962	4,896,194
US Physical Therapy, Inc.	10,601	1,274,770
		15,392,619
Health Care Technology (0.63%)
Inspire Medical Systems, Inc.(a)	1,441	271,038
Tabula Rasa HealthCare, Inc.(a)	43,245	1,852,616
		2,123,654
Life Sciences Tools & Services (4.64%)
Charles River Laboratories International, Inc.(a)	12,750	3,185,714
Illumina, Inc.(a)	7,849	2,904,130
Mettler-Toledo International, Inc.(a)	2,500	2,849,200
NeoGenomics, Inc.(a)	66,961	3,605,180
Thermo Fisher Scientific, Inc.	6,736	3,137,494
		15,681,718
Pharmaceuticals (0.93%)
Aerie Pharmaceuticals, Inc.(a)	29,181	394,235
Horizon Pharma Plc(a)	37,500	2,743,125
		3,137,360
INDUSTRIALS (11.21%)
Aerospace & Defense (1.96%)
Huntington Ingalls Industries, Inc.	12,300	2,096,904
Kratos Defense & Security Solutions, Inc.(a)	79,556	2,182,221
Teledyne Technologies, Inc.(a)	6,000	2,351,880
		6,631,005

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Air Freight & Logistics (0.52%)
XPO Logistics, Inc.(a)	14,673	$1,749,022

Building Products (0.81%)
Masco Corp.	50,000	2,746,500

Commercial Services & Supplies (3.24%)
Casella Waste Systems, Inc., Class A(a)	74,107	4,590,929
Cintas Corp.	9,000	3,181,140
Copart, Inc.(a)	25,000	3,181,250
		10,953,319
Electrical Equipment (0.94%)
Generac Holdings, Inc.(a)	14,000	3,183,740

Machinery (0.71%)
IDEX Corp.	12,000	2,390,400

Professional Services (0.95%)
IHS Markit, Ltd.	35,800	3,215,914

Road & Rail (1.10%)
Union Pacific Corp.	17,891	3,725,264

Trading Companies & Distributors (0.98%)
SiteOne Landscape Supply, Inc.(a)	20,969	3,326,312

INFORMATION TECHNOLOGY (29.81%)
Communications Equipment (0.63%)
Ciena Corp.(a)	40,000	2,114,000

Electronic Equipment, Instruments & Components (2.01%)
Keysight Technologies, Inc.(a)	20,000	2,641,800
Novanta, Inc.(a)	6,020	711,684
Zebra Technologies Corp., Class A(a)	9,000	3,458,970
		6,812,454
IT Services (6.32%)
Akamai Technologies, Inc.(a)	18,000	1,889,820
Booz Allen Hamilton Holding Corp.	23,000	2,005,140
FleetCor Technologies, Inc.(a)	16,353	4,461,589
Globant SA(a)	15,663	3,408,426
PayPal Holdings, Inc.(a)	18,307	4,287,499
Visa, Inc., Class A	24,293	5,313,608
		21,366,082

See Notes to Financial Statements.

Annual Report | December 31, 2020	21

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (3.87%)
Diodes, Inc.(a)	44,901	$3,165,520
Entegris, Inc.	31,000	2,979,100
Impinj, Inc.(a)	23,580	987,295
Monolithic Power Systems, Inc.	9,000	3,296,070
Skyworks Solutions, Inc.	17,500	2,675,400
		13,103,385
Software (16.98%)
Altair Engineering, Inc., Class A(a)	6,998	407,144
Autodesk, Inc.(a)	13,102	4,000,565
Avalara, Inc.(a)	18,161	2,994,567
Bill.com Holdings, Inc.(a)	4,399	600,463
Cerence, Inc.(a)	31,698	3,185,015
Ebix, Inc.	38,249	1,452,314
Everbridge, Inc.(a)	28,433	4,238,507
Fortinet, Inc.(a)	20,000	2,970,600
Intuit, Inc.	6,225	2,364,566
LivePerson, Inc.(a)	8,746	544,264
Microsoft Corp.	23,534	5,234,432
Mimecast, Ltd.(a)	18,162	1,032,328
Paycom Software, Inc.(a)	7,000	3,165,750
Paylocity Holding Corp.(a)	31,278	6,440,453
Qualys, Inc.(a)	20,000	2,437,400
Rapid7, Inc.(a)	14,860	1,339,778
salesforce.com, Inc.(a)	18,815	4,186,902
SPS Commerce, Inc.(a)	12,393	1,345,756
Synopsys, Inc.(a)	11,500	2,981,260
Vertex, Inc.(a)	68,889	2,400,782
Workday, Inc., Class A(a)	17,033	4,081,277
		57,404,123
MATERIALS (1.92%)
Chemicals (0.83%)
Linde PLC	10,606	2,794,787

Containers & Packaging (1.09%)
Ball Corp.	39,666	3,696,078

REAL ESTATE (3.44%)
Equity Real Estate Investment Trusts (REITs) (1.56%)	4,516	3,225,237
Equinix, Inc.	13,500	2,051,325
Sun Communities, Inc.		5,276,562

See Notes to Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2020

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Management & Development (1.88%)
FirstService Corp.	46,371	$6,341,698

TOTAL COMMON STOCKS
(COST OF $189,634,054)		333,846,186

SHORT TERM INVESTMENTS (3.99%)
MONEY MARKET FUND (2.92%)
State Street Institutional US Government Money
Market Fund, 0.03%(c)
(COST OF $9,880,812)	9,880,812	9,880,812

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.07%)
State Street Navigator Securities Lending Government
Money Market Portfolio, 0.08%
(COST OF $3,608,049)	3,608,049	3,608,049

TOTAL SHORT TERM INVESTMENTS
(COST OF $13,488,861)		13,488,861

TOTAL INVESTMENTS (102.72%)
(COST OF $203,122,915)		347,335,047

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.72%)		(9,194,130)

NET ASSETS (100.00%)		$338,140,917

NET ASSET VALUE PER SHARE
(42,375,065 SHARES OUTSTANDING)		$7.98

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $3,669,341.
(c)	Rate reflects seven-day effective yield on December 31, 2020.

See Notes to Financial Statements.

Annual Report | December 31, 2020	23

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities

December 31, 2020

ASSETS:
Investments at market value (Cost $203,122,915) (a)	$347,335,047
Receivable for investment securities sold	2,043,301
Dividends and interest receivable	50,948
Tax reclaim receivable	19,356
Prepaid and other assets	340
TOTAL ASSETS	349,448,992

LIABILITIES:
Payable for investments purchased	182,155
Distributions payable to shareholders	7,152,809
Investment advisory fee payable	218,754
Payable for administration, pricing and bookkeeping fees	64,767
Payable for collateral upon return of securities loaned	3,608,049
Accrued expenses	81,541
TOTAL LIABILITIES	11,308,075
NET ASSETS	$338,140,917

NET ASSETS REPRESENTED BY:
Paid-in capital	$175,328,997
Total distributable earnings	162,811,920
NET ASSETS	$338,140,917

Shares of common stock outstanding
(authorized 60,000,000 shares at $0.10 Par)	42,375,065
NET ASSET VALUE PER SHARE	$7.98

(a)	Includes securities on loan of $3,669,341.

See Notes to Financial Statements.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Operations

For the Year Ended December 31, 2020

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $4,872)	$1,216,336
Securities lending income	128,381
TOTAL INVESTMENT INCOME	1,344,717

EXPENSES:
Investment advisory fee	2,133,474
Administration fee	533,993
Pricing and bookkeeping fees	92,577
Audit fee	27,457
Custodian fee	47,810
Directors' fees and expenses	109,430
Insurance expense	8,820
Legal fees	66,059
NYSE fee	36,797
Shareholder communication expenses	35,458
Transfer agent fees	66,654
Proxy fees	26,594
Miscellaneous expenses	13,300
TOTAL EXPENSES	3,198,423
NET INVESTMENT LOSS	(1,853,706)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	44,464,729
Net change in unrealized appreciation on investments	64,059,457
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	108,524,186
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,670,480

See Notes to Financial Statements.

Annual Report | December 31, 2020	25

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
FROM OPERATIONS:
Net investment loss	$(1,853,706)	$(1,260,981)
Net realized gain on investments	44,464,729	15,310,254
Net change in unrealized appreciation on investments	64,059,457	49,957,427
Net Increase in Net Assets From Operations	106,670,480	64,006,700

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(25,798,075)	(17,226,881)
Total Distributions	(25,798,075)	(17,226,881)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	13,230,787	–
Dividend reinvestments	8,712,285	5,195,479
Net increase resulting from Capital Share Transactions	21,943,072	5,195,479
Total Increase in Net Assets	102,815,477	51,975,298

NET ASSETS:
Beginning of period	235,325,440	183,350,142
End of period	$338,140,917	$235,325,440

See Notes to Financial Statements.

26	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Growth Fund
Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.

(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.

(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised, and does not include a sales load. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.
28	www.all-starfunds.com

Financial Highlights

	For the Year Ended December 31,
2020	2019	2018	2017	2016

$6.19	$4.94	$5.67	$4.80	$4.99

(0.05)	(0.03)	(0.03)	(0.02)	(0.02)
2.51	1.74	(0.01)	1.31	0.19
2.46	1.71	(0.04)	1.29	0.17

(0.63)	(0.46)	(0.46)	(0.42)	(0.36)
(0.63)	(0.46)	(0.46)	(0.42)	(0.36)
(0.04)	—	(0.23)	—	—
$7.98	$6.19	$4.94	$5.67	$4.80
$8.20	$6.50	$4.39	$5.54	$4.18

42.4%	35.8%	(1.0%)	28.6%	4.8%
39.4%	60.5%	(9.9%)	44.3%	(0.6%)

$338	$235	$183	$154	$126
1.20%	1.22%	1.25%	1.26%	1.35%
(0.69%)	(0.57%)	(0.47%)	(0.46%)	(0.34%)
55%	34%	49%	40%	100%

Annual Report | December 31, 2020	29

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2020, the Fund held no securities that were fair valued.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2020	31

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of December 31, 2020:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$3,669,341	$3,608,049	$–	$3,608,049

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2020:

		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$3,608,049	$–	$–	$–	$3,608,049
Total Borrowings					$3,608,049
Gross amount of recognized liabilities for securities lending (collateral received)					$3,608,049

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$333,846,186	$–	$–	$333,846,186
Short Term Investments	13,488,861	–	–	13,488,861
Total	$347,335,047	$–	$–	$347,335,047

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Annual Report | December 31, 2020	33

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

COVID-19 Risk

The outbreak of the novel coronavirus that causes the respiratory disease COVID-19, (the “Coronavirus”) began in late 2019. The Coronavirus subsequently spread globally in early 2020. The impact of the outbreak has evolved during the Fund’s fiscal year and continues to change. The virus has impacted the U.S and countries throughout the world, resulting in travel restrictions, quarantines, and significant portions of the population working from home, temporary or permanent layoffs, and adverse economic impacts on many industries. There have been fluctuations of consumer demand in certain sectors, disruptions in supply chains and economic output, and other adverse economic impacts of the Coronavirus. Further developments could result in additional disruptions and uncertainty and could generally have significant impacts on economies and financial markets and could impact the value and performance of the Fund.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

34	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of December 31, 2020.

The tax character of distributions paid during the year ended December 31, 2020 and December 31, 2019 were as follows:

Distributions Paid From:	December 31, 2020	December 31, 2019
Ordinary Income	$8,209,844	$1,835,951
Long-term capital gains	17,588,231	15,390,930
Total	$25,798,075	$17,226,881

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$3,018,153	$17,195,234	$142,587,868	$10,665	$162,811,920

As of December 31, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$204,747,179	$145,938,146	$(3,350,278)	$142,587,868

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Annual Report | December 31, 2020	35

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

As of and during the year ended December 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the year ended December 31, 2020 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2020 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

36	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $145,856,397 and $150,360,672, respectively.

NOTE 7. CAPITAL TRANSACTIONS

On December 6, 2019, the Board of Directors of the Fund authorized and set the terms of an offering to the Fund’s shareholder of rights to purchase additional shares of the Fund. Record date shareholders at the close of business on February 7, 2020 were issued non-transferable rights entitling them to subscribe for one additional share for every five shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The offering commenced on February 12, 2020 and was temporarily suspended after the close of the New York Stock Exchange (“NYSE”) on March 9, 2020, recommencing March 10, 2020. The subscription period ended March 27, 2020 (the “Expiration Date”).

Shareholders exercised rights to purchase 3,094,412 shares at a subscription price of $4.34 per share for proceeds, net of expenses of $198,961, of $13,230,787. If the shares would have been issued at the NAV the proceeds would have been $14,530,440, net of expenses. The subscription price represents 95 percent of the average of the closing NYSE market price per share of common stock on the Expiration Date and the four preceding trading days.

During the year ended December 31, 2020 and year ended December 31, 2019, distributions in the amounts of $8,712,285 and $5,195,479, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,262,794 and 914,730 shares, respectively.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Annual Report | December 31, 2020	37

Liberty All-Star® Growth Fund	Notes to Financial Statements
December 31, 2020

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

38	www.all-starfunds.com

Liberty All-Star® Growth Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Liberty All-Star® Growth Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Growth Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 25, 2021

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

Annual Report | December 31, 2020	39

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan
(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

40	www.all-starfunds.com

Liberty All-Star® Growth Fund	Automatic Dividend Reinvestment and Direct Purchase Plan
(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Annual Report | December 31, 2020	41

Liberty All-Star® Growth Fund	Additional Information
(Unaudited)

TAX INFORMATION

All 2020 distributions whether received in cash or shares of the Fund consist of the following:

(1)	ordinary dividends
(2)	long-term capital gains

The table below details the breakdown of each 2020 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non-Qualified	Long-Term Capital Gains
01/24/20	03/09/20	$0.13	4.11%	27.71%	68.18%
04/24/20	06/08/20	$0.11	4.11%	27.71%	68.18%
07/24/20	09/08/20	$0.13	4.11%	27.71%	68.18%
11/13/20	01/04/21	$0.26	4.11%	27.71%	68.18%

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2020:

Qualified Dividend Income	12.91%
Dividend Received Deduction	11.89%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Growth Fund designated $17,588,231 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 20, 2020, the Annual Meeting of Shareholders of the Fund was held to elect two Directors to the Board. On June 8, 2020, the record date for the meeting, the Fund had outstanding 41,641,609 shares of common stock. The votes cast at the meeting were as follows:

Proposal 3 – To elect two Directors:

Nominee	For	Against/Withheld
Maureen K. Usifer	33,710,130.738	1,473,323.484
Milton M. Irvin	33,695,259.270	1,488,194.952

42	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

INDEPENDENT DIRECTORS

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/ Director**	Other Directorships Held
Thomas W. Brock Year of Birth: 1947	Director since 2005; Chairman since 2015; Term expires 2021	Chief Executive Officer, Silver Bay Realty (2016 –2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012-2017)	2	Trustee, Liberty-All- Star Equity Fund, Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
George R. Gaspari Year of Birth: 1940	Director since 2006; Term expires 2022	Financial Services Consultant (1996-2012)	2	Trustee, Liberty-All- Star Equity Fund, Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Director since 1998; Term expires 2021	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999 - 2005, Boston College)	2	Trustee, Liberty-All- Star Equity Fund, Trustee, Columbia Funds Series Trust I (since 1985)

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

Annual Report | December 31, 2020	43

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

INDEPENDENT DIRECTORS (continued)

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/ Director**	Other Directorships Held
Maureen K. Usifer Year of Birth: 1960	Director since 2018; Term expires 2023	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Trustee, Liberty-All- Star Equity Fund, Director BlackRock Capital Investment Corporation (2005- Present)
Milton M. Irvin Year of Birth: 1949	Director since 2018; Term expires 2023	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012- present); Chair, Investment Committee Member Executive Leadership Counsel (2006-present); Chair, Board Member South Carolina State University (2015- present); Graduate Executive Board Member Wharton School (2009-2016)	2	Trustee, Liberty-All- Star Equity Fund,

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

44	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

INTERESTED DIRECTOR

Name (Year of Birth) and Address*	Position with Growth Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee/ Director**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Director since 2006; Term expires 2022	Retired. Formerly, Chief Executive Officer and President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (2001-2019), and Director of ALPS Distributors, Inc. (2000-2019), ALPS Fund Services, Inc., (2000-2019) and ALPS Portfolio Solutions Distributor, Inc. (2013-2019). Mr. Burke also served as a Director of Boston Financial Data Services (2013-2019). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act, until October 31, 2021.	28	Trustee, Liberty-All- Star Equity Fund, Trustee (since 2009) - Financial Investors Trust, Trustee (since 2004) - Clough Global Dividend and Income Fund, Trustee (since 2006) - Clough Global Equity Fund, Trustee -Clough Global Opportunities Fund, Trustee - Clough Funds Trust (since 2015), and Trustee ALPS ETF Trust (since 2017).

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

***	Mr. Burke is an “interested person” of the Funds under Section 2(a)(19) of the 1940 Act because he was formerly the CEO and President of ALPS Holdings, Inc.

Annual Report | December 31, 2020	45

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

PRINCIPAL OFFICERS

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Because of his position with ALPS Advisors, Inc., Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Because of his position with ALPS Advisors, Inc., Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Jill Kerschen Year of Birth: 1975	Treasurer	2020	Ms. Kerschen joined ALPS in July 2013 and served as a Fund Controller on the Fund Administration Team through 2019. She is currently Vice President, ALPS Advisors, Inc. and serves as Treasurer of Liberty All- Star Equity Fund, RiverNorth Opportunities Fund, Inc., Principal Real Estate Income Fund, and ALPS Variable Investment Trust. Because of her position with ALPS Advisors, Inc., Ms. Kerschen is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

46	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

PRINCIPAL OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Matthew Sutula Year of Birth: 1985	Chief Compliance Officer	2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Sutula is also Chief Compliance Officer of Liberty All- Star Equity Fund, Principal RealEstate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc. and ALPS ETF Trust. Because of his position with ALPS Advisors, Inc., Mr. Sutula is deemed an affiliate of the Funds as defined under the 1940 Act.
Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Principal Legal Counsel and Vice President of ALPS. Ms. Khwaja-Dixon is also Secretary of RiverNorth Opportunities Fund, Inc., Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust, and Liberty All-Star Equity Fund and Assistant Secretary of RiverNorth Funds, RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc. Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2020	47

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

PRINCIPAL OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jennifer A. Craig Year of Birth: 1973	Assistant Secretary	2017	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is also Assistant Secretary of Liberty All-Star Equity Fund, Financial Investors Trust, Clough Global Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Secretary of Principal Real Estate Income Fund and Clerk of Goehring & Rozencwajg Investment Funds. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

48	www.all-starfunds.com

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors (“Board’) of the Liberty All-Star Growth Fund, Inc. (“Fund”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 17, 2020, the Board, including a majority of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund, AAI and the following independent investment management firms: Congress Asset Management Company, LLP (Congress”), Sustainable Growth Advisers, LP (“Sustainable”) and Weatherbie Capital, LLC (“Weatherbie”). Congress, Sustainable, and Weatherbie collectively are referred to as “Portfolio Managers,” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Directors met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including: (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Director may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

Annual Report | December 31, 2020	49

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Directors requested information on behalf of the Independent Directors from AAI and each Portfolio Manager. In response to these requests, the Independent Directors received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Directors’ consideration of each Agreement. In addition, counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

50	www.all-starfunds.com

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

The Board received information which indicated among other things that, based on NAV, the Fund outperformed the Lipper Multi-Cap Growth Mutual Fund Average for the year-to-date, and for the three-, five-, ten- and fifteen-year periods ending June 30, 2020. It was nearly the same for the one-year period.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund

The Board considered the fees paid by each Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds.

The Board considered that, the Fund’s total expense ratio was slightly higher than the median of a representative group of closed-end funds selected by AAI, but the management and administrative fees were slightly lower than the median. They also considered that the Fund’s expense ratio was close to the median for multi-manager open-end funds and its management and administration fees were higher. The Board took into account that the Fund’s higher contractual management fees and expense ratios were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

Annual Report | December 31, 2020	51

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI. The Board and AAI generally are aware of the fees charged by the Portfolio Managers to other clients, and the board believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board reached its conclusion based on part on the fees that the Portfolio Managers charge other clients, the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager.

The Board also considered that, although the Fund is not currently at an asset level at which it can take advantage of the breakpoints in its fee schedule, the schedule is structured so that when the Fund’s assets increase, economies of scale may be shared for the benefit of shareholders. Based on the foregoing, the Board concluded that the breakpoint schedules in the Fund Agreement could allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

52	www.all-starfunds.com

Board Consideration of the Renewal of the Fund
Liberty All-Star® Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Benefits to be Derived from the Relationship with the Fund

The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2020	53

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s Prospectus dated February 7, 2020 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by stockholders.

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective through investing at least 65% of its net assets in a diversified portfolio of equity securities of companies of any market capitalization.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 35% of the value of the Fund’s total assets may generally be invested in U.S. Government Securities, repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund’s total assets, money market mutual funds that invest primarily in U.S. Government Securities. The Fund may temporarily invest without limit in U.S. Government Securities, repurchase agreements and money market mutual funds for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

The Fund’s investment objective of long-term capital appreciation, as well as certain of its investment restrictions, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board.

Principal Investment Strategies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

54	www.all-starfunds.com

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

Investment Practices

The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

Lending of Portfolio Securities. The Fund, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to and not less than the market value, determined daily, of the securities loaned. The Fund would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. The Fund could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. The Fund will limit such lending to not more than 20% of the value of the Fund’s total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. The Fund requires the seller of the securities to maintain on deposit with the Fund’s custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 35% of the Fund’s net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. If the Fund invests in another investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. The Fund may invest in investment companies managed by AAI or other affiliates of AAI.

Annual Report | December 31, 2020	55

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

RISKS

The Fund is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.

Market Discount Risk

In addition, shares of closed-end management investment companies such as the Fund frequently trade at a discount from their NAV. The shares were designed primarily for long-term investors, and investors in shares should not view the Fund as a vehicle for trading purposes. This risk is separate and distinct from the risk that the Fund’s NAV may decline.

Investment and Market Risk

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

Issuer Risk

The value of common stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example: an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

56	www.all-starfunds.com

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for the Fund, respectively, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk

Currently, the Fund’s net assets are allocated to Portfolio Managers that utilize a “growth” approach to investing. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as the stock market in general.

Foreign Securities Risk

Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS. The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Code and future changes in the Code and the Treasury regulations. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions can decline.

Annual Report | December 31, 2020	57

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Small and Mid-Cap Stock Risk

The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $5 billion and medium-sized companies to be those with a market capitalization between $5 billion and $25 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks.

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

Legislation and Regulatory Risk Legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

58	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

Annual Report | December 31, 2020	59

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

We collect your personal information, for example, when you
	●	Open an account
	●	Provide account information
	●	Give us your contact information
How do the Liberty All-Star Funds	●	Make deposits or withdrawals from your account
collect my personal information?	●	Make a wire transfer
	●	Tell us where to send the money
	●	Tells us who receives the money
	●	Show your government-issued ID
	●	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
● Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	Affiliates from using your information to market to you
	●	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	●	The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
	●	The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
	●	The Liberty All-Star Funds do not jointly market.

60	www.all-starfunds.com

Description of Lipper
Liberty All-Star® Growth Fund	Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

Annual Report | December 31, 2020	61

Intentionally Left Blank

Intentionally Left Blank

Intentionally Left Blank

ALL-STAR® GROWTH FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Jill Kerschen, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer A. Craig, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of Audit Committee

ASG
LISTED
NYSE

Annual Certifications — As required, on September 21, 2020, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Directors adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Directors has determined that there is one audit committee financial expert serving on its audit committee.

(2) The registrant’s Board of Directors has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2020 and December 31, 2019 were approximately $26,300 and $26,300, respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2020 and December 31, 2019 were approximately $4,035 and $4,035, respectively. Tax Fees in both fiscal years 2020 and 2019 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

 (e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub- adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2020 and December 31, 2019 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $4,035 in 2020 and $173,035 in 2019.  These fees consisted of non-audit fees billed to (i) the Registrant of $4,035 in 2020 and $4,035 in 2019, respectively as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $0 in 2020 and $169,000 in 2019, respectively.  The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of December 31, 2019, Thomas W. Brock, George R. Gaspari, Milton M. Irvin, John J. Neuhauser, and Maureen K. Usifer are each independent directors and collectively constitute the entire Audit Committee.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 8, 2021, unless otherwise noted.

Weatherbie Capital LLC (“Weatherbie”)

(a)(1) MANAGEMENT.

Matthew A. Weatherbie, CFA, CEO, Co-Chief Investment Officer, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie Capital. Effective March 1, 2021, Matt will be Chief Executive Officer and Senior Portfolio Manager.

Matt Weatherbie, CFA founded Weatherbie Capital, LLC in November 1995 and is Chief Executive Officer and Co-Chief Investment Officer of Weatherbie Capital. Matt is a Portfolio Manager on the Alger Weatherbie Specialized Growth Fund and the Weatherbie Specialized Growth Strategy. Matt has 47 years of investing experience. Prior to founding Weatherbie Capital, Matt was Managing Director and the Portfolio Manager of the Putnam Voyager Fund from October 1983 through April 1995 at Putnam Investments. Under his management, Voyager grew from $200 million to over $5 billion in assets. He was also founding Chief Investment Officer of Putnam’s Specialty Growth Equities Group, responsible for all of the firm’s aggressive growth investments. Prior to his tenure at Putnam, Matt was a securities analyst and portfolio manager at MFS Investment Management in Boston. Matt graduated from the University of Toronto and received his M.B.A. from Harvard Business School. He is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Matt is a member and past chair of the investment committee of the Museum of Fine Arts, Boston.

H. George Dai, Ph.D., Senior Managing Director, Co-Chief Investment Officer, is the lead co-manager responsible for managing the portion of the Fund allocated to Weatherbie Capital. Effective March 1, 2021, George will be named Chief Investment Officer and Senior Portfolio Manager.

George Dai, Ph.D. is Senior Managing Director and Co-Chief Investment Officer of Weatherbie Capital. George is a Portfolio Manager on the Alger Weatherbie Specialized Growth Fund, Alger Dynamic Opportunities Fund, and the Weatherbie Specialized Growth Strategy and the Weatherbie Long/Short Strategy. Additionally, George maintains research responsibilities in the media & communications, health care, diversified business, information services, and technology areas. George joined Weatherbie Capital in March 2001 and has 22 years of investment experience. Prior to joining Weatherbie, he was an equity analyst with 1838 Investment Advisors. George received his MBA from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China and was a pharmaceutical research scientist at Procter & Gamble. George is a prized Bridge player, and he holds four U.S. patents.

Joshua D. Bennett, CFA, Senior Managing Director, Director of Research, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie Capital.  Effective March 1, 2021, Josh will be named Chief Operating Officer and Senior Portfolio Manager.

Josh Bennett, CFA is Senior Managing Director and Director of Research at Weatherbie Capital. Josh is a Portfolio Manager on the Alger Weatherbie Specialized Growth Fund and the Alger Dynamic Opportunities Fund and is a Portfolio Manager on the Weatherbie Specialized Growth Strategy and the Weatherbie Long/Short Strategy. Josh also has research responsibilities in the consumer, diversified business, information services, and technology areas. Josh joined Weatherbie Capital in July 2007 and has 20 years of investment experience. Prior to joining Weatherbie, Josh was an Equity Research Analyst at MFS Investment Management in Boston where he focused on the Aerospace/Defense and Transportation sectors. Josh also has previous experience with Fidelity Investments as a High Yield research associate. Josh received his MBA from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction) and earned a B.A. in economics (Summa Cum Laude) from Wheaton College (IL). Josh is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Josh is a Trustee at Lexington Christian Academy (Lexington, MA), and is also a member of the Investment Committee of Christian Camps & Conferences.

Edward M.B Minn, CFA, Managing Director and Portfolio Manager, is a co-manager responsible for managing the portion of the Fund allocated to Weatherbie Capital.

Ed Minn, CFA is a Managing Director and Portfolio Manager on the Weatherbie Specialized Growth Strategy, the Alger Weatherbie Select 15 Strategy and the Weatherbie Growth Strategy. Ed is also Research Analyst on the Weatherbie Specialized Growth and Weatherbie Long/Short Strategies. His research responsibilities are in the consumer, media & communications, diversified business, information services and technology areas. Ed joined Weatherbie Capital in December 2013 and has 15 years of investing experience. Prior to joining the firm, he spent five years as a research analyst at Vinik Asset Management, LP, where he focused on the technology sector. He began his investment career at Raymond James & Associates, Inc. where he worked as a research associate covering energy stocks. Ed received his M.B.A. from the University of Chicago Booth School of Business with High Honors. Ed also holds a B.S. in economics from Duke University, where he graduated Summa Cum Laude. Ed is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute.

OTHER ACCOUNTS. As of December 31, 2020, this team was responsible for the portfolio management of the following types of accounts in addition to the Fund:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Weatherbie Capital, LLC
Registered Investment Companies*	3	1,531	0	0
Other pooled investment vehicles*	4	317	2	263
Other accounts*	31	1,870	1	175
Matthew A. Weatherbie
Registered Investment Companies*	2	1,271	0	0
Other pooled investment vehicles*	2	233	1	227
Other accounts*	28	1,865	1	175
George Dai
Registered Investment Companies*	3	1,531	0	0
Other pooled investment vehicles*	3	91	1	37
Other accounts*	28	1,865	1	175
Joshua D. Bennett
Registered Investment Companies*	3	1,531	0	0
Other pooled investment vehicles*	3	91	1	37
Other accounts*	28	1,865	1	175
Edward M.B. Minn
Registered Investment Companies*	2	1,271	0	0
Other pooled investment vehicles*	2	233	1	227
Other accounts*	31	1,870	1	175

*	Accounts are managed on a team basis.

COMPENSATION STRUCTURE.

The compensation structure for the Weatherbie Capital investment team is as follows:

●	Base salary: Market-based salary is typically a function of experience, education, industry knowledge and the individual's performance in his/her role.

●	Bonus (Weatherbie Bonus Pool): The annual bonus pool for Weatherbie Capital is calculated in a similar manner to the Alger bonus pool. Factors considered for funding the Weatherbie Capital bonus pool include overall firm performance results, absolute and relative investment performance generated by the investment professional and other contributions to the overall success of the firm. In addition, pre-tax operating profits of Weatherbie Capital are considered in determining the size of the bonus pool. Target amounts for employees participation in the pool are established annually with final approval by Dan Chung, CEO of Alger.

●	The Alger Profit Participation Plan: Weatherbie Capital investment professionals will receive a portion of their annual bonus allocation in The Alger Profit Participation Plan grants. The Firm gives key personnel the opportunity to share in the long-term growth and profitability of the Firm. Senior members of the firm are eligible to receive “awards” annually in the PPP plan. The awards track the returns of Alger mutual funds and have a four-year vesting schedule. The total award earned can increase or decrease with Alger's investment and Alger’s earnings growth over the four-year period.

Senior professionals at Alger may receive Alger Partners Plan grants. Beginning at the end of 2021, senior investment professionals at Weatherbie Capital will be eligible for The Alger Partners Plan. The Firm incentivizes key investment and non-investment executives through a phantom equity program that grants pro-rata rights to growth in the Firm's book value, dividend payments and participation. There are currently six Alger participants in the Plan.

OWNERSHIP BY PORTFOLIO MANAGER: None

MATERIAL CONFLICTS OF INTEREST: None

Congress Asset Management Company, LLP (“Congress”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Congress is managed by Todd Solomon, CFA, Senior Vice President and Daniel Lagan, CFA, Chief Executive Officer, Chief Investment Officer.

Todd Solomon, CFA, Senior Vice President, Portfolio Manager
Todd joined Congress Asset Management in 2001. He is a member of Congress Asset Management’s Investment Oversight Committee and Chairs the Mid Cap Growth Committee, which was named the 2015 Small/Mid Cap SMA of the year by Investment Advisor Magazine and Envestnet. He has 22 years of investment experience, spanning both equity research and portfolio management. Previously, he has held positions at US Trust Company, Fidelity Management and Research Co, and the Pioneer Group, Inc. He is a CFA charterholder, and member of the Boston Security Analysts Society (BSAS.)
Education: MBA; New York University
BA; Georgetown University

Daniel Lagan, CFA, CEO, Chief Investment Officer
Mr. Lagan joined Congress Asset Management in 1989. He is the firm’s Chief Investment Officer, a position he has held since 2005. He chairs both the firm’s Investment Oversight Committee and Large Cap Growth Investment Committees. As CEO, he is responsible for all business aspects of the company, with the senior managers of operations, sales, and investments reporting to him. Prior to being named as CEO in 2013, he was the firm’s President for 17 years. He is a CFA charterholder, and a member of the Boston Security Analysts Society (BSAS) and the CFA Institute.
Education: MBA; Boston College
BA; St. Michael's College

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Todd Solomon and Daniel Lagan as of December 31, 2020:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Todd Solomon, CFA
Registered Investment Companies	1	$1,480,684,280	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	42	$730,809,869	0	0

 .

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Daniel Lagan, CFA
Registered Investment Companies	1	$429,992,910	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	44	$391,747,233	0	0

MATERIAL CONFILCTS OF INTEREST: None

(a)(3) COMPENSATION STRUCTURE:

Mr. Todd Solomon and Mr. Daniel Lagan’s compensation consists of the following:

Congress Asset Management Company LLP has a core investment team in place and high employee retention due to a generous compensation structure, collaborative culture and career advancement opportunities.

Congress utilizes a team approach to the investment process. Because of this, the firm’s compensation plan is intended to reward all employees equitably based on the firm’s investment performance and financial profitability. Our compensation plan aims to accurately reflect our investment and financial success through three methods:

1.	Competitive base salary: This is the basis on which all other incentives are calculated.

2.	Bonus plan up to 50% of base salary based on the following criteria:

●	Investment performance for fixed income and equity products

●	Firmwide net asset flows

●	Growth in profitability

●	Management discretion based on individual performance

3.	Equity Bonus Plan: Since 1990, Congress Asset Management Company has used an Equity Bonus Plan to allow all participating employees to directly benefit from the long-term growth and profitability of the company. This deferred compensation plan is tied to the operating income of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Todd Solomon, CFA	None
Daniel Lagan, CFA	None

Sustainable Growth Advisers, LP (“SGA”)

(a)(1) MANAGEMENT.

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Education:

Georgetown University – BS;

University of Massachusetts/Amherst – MBA

Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude);

Harvard Business School – MBA

Kishore Rao – Principal, portfolio manager, analyst and a member of the Investment Committee. Kishore has been with the firm since 2004. Prior to joining Sustainable Growth Advisers, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He was a Founder and General Manager of the Street Events division of CCBN before it was sold to Thomson Reuters. Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment.

Education:

Carnegie Mellon University – BS;

Harvard Business School – MBA

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Marchand, Rohn and Rao, as of December 31, 2020:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Gordon M. Marchand
Registered Investment Companies	7	$9,619	0	$0
Other Pooled Investment Vehicles	25	$7,098	0	$0
Other Accounts	63	$5,087	2	$349

Robert L. Rohn
Registered Investment Companies	7	$9,418	0	$0
Other Pooled Investment Vehicles	24	$7,001	0	$0
Other Accounts	62	$5,021	2	$349

Kishore Rao
Registered Investment Companies	6	$9,268	0	$0
Other Pooled Investment Vehicles	8	$1,714	0	$0
Other Accounts	46	$1,789	0	$0

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2020, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)   For the fiscal year ended December 31, 2020, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Gross Income from securities lending activity[1]	$167,613
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$31,978
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$1,158
Administrative fees not included in revenue split[4]	_
Indemnification fee not included in revenue split[5]	_
Rebate (paid to borrowers)[6]	$6,096
Other fees not included in revenue split	_
Aggregate fees/comp for securities lending activities	$39,232
Net income from securities lending activities	$128,381

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.

[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.

[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.

[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.

[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.

[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b)The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent.   The agent monitors loans for compliance with certain policies of the Fund, including:  (1) securities lending may not exceed 30% of the value of the Fund’s total assets;   (2)  the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities;  and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan.     The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies.    The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting.    The securities lending agent collects distributions on loaned securities.    The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13. Exhibits.

(a)(1)  The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 13(c).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 8, 2021

By:	/s/ Jill Kerschen
Jill Kerschen (Principal Financial Officer)
Treasurer

Date:	March 8, 2021